CBF Reports Third Quarter Results

October 21, 2015

EXHIBIT 99.1

CONTACT:
Kenneth A. Posner
Chief of Strategic Planning and Investor Relations
Phone: (212) 399-4020
E-mail: Kposner@cbfcorp.com

CAPITAL BANK FINANCIAL CORP. REPORTS 3Q EPS AND RECORD CORE EPS OF $0.33

•	Net income of $15.3 million increased 18% sequentially;

•	EPS grew 18% sequentially and 22% year over year;

•	Record new loans of $490 million increased 10% year over year;

•	Loan portfolio grew 12% year over year;

•	ROA and Core ROA excluding commercial indemnification expense, increased to 0.86%, and 0.92%, respectively; and

•	Declared a $0.10 quarterly common stock dividend.

Coral Gables, Fla. (October 21, 2015) - Capital Bank Financial Corp. (Nasdaq: CBF) (the “Company”) today reported net income for the third quarter of 2015 of $15.3 million, or $0.33 per diluted share, and core net income of $15.4 million, or $0.33 per diluted share.  Net income rose 18% sequentially and 16% year over year, while net income per diluted share rose 18% and 22%, respectively.
Core adjustments for the third quarter of 2015 mainly included $0.2 million in gains on sales of facilities, offset by a $0.2 million charge related to an early termination of a technology contract and $0.1 million of severance.
Gene Taylor, Chairman and Chief Executive Officer of Capital Bank Financial Corp., commented, "The Company's improving profitability, loan growth, commencement of a dividend program, and continued stock repurchase all demonstrate our commitment to generating strong investor returns."
Chris Marshall, Chief Financial Officer of Capital Bank Financial Corp., added, "We are very pleased with our third quarter results, which include record core EPS and record new loan growth. We continue to see a consistently significant improvement in our ROA, driven by strong organic loan growth, responsible efficiency initiatives, and the benefit of reduced legacy credit expenses."

Loan Portfolio and Composition

During the third quarter, the loan portfolio increased by $198.5 million to $5.4 billion, a 15% annualized rate.  New loans of $490.2 million were partially offset by resolutions totaling $43.4 million, including transfers to OREO of $1.8 million, and principal repayments of $246.4 million.

The relative composition of the Company’s loan portfolio at the end of the third and second quarters of 2015 and fourth quarter of 2014 was as follows:

- MORE -

CBF Reports Third Quarter Results

October 21, 2015

	Sep 30, 2015	Jun 30, 2015	Dec 31, 2014
Commercial real estate	22%	23%	23%
C&I	42%	43%	42%
Consumer	33%	32%	32%
Other	3%	2%	3%
Total	100%	100%	100%

Deposits Composition and Cost of Funds

During the third quarter, total deposits increased by $73.2 million to $5.6 billion, or a 5% annualized rate. The sequential increase included $82 million in wholesale time deposits, which provided a lower cost source of funding than higher rate legacy time deposits. The cost of core deposits remained flat at 0.15%.  Core deposits include all checking, savings and money market accounts and represent 68% of total deposits. Sequentially and year over year, the cost of total deposits increased three basis points and five basis points, respectively, to 0.39%, largely as a result of the amortization of purchase accounting. The contractual cost of total deposits, which excludes purchase accounting, increased one basis point sequentially and was flat year over year at 0.40%.

Net Interest Income and Net Interest Margin

Net interest income increased $1.0 million to $61.6 million from $60.7 million for the second quarter of 2015 and increased slightly from $61.4 million for the third quarter of 2014. The net interest margin for the third quarter of 2015 was 3.82%, a decline of twelve basis points sequentially and thirty-two basis points year over year. The sequential and year over year net interest margin decline was due to the lower average yield on new loans as compared to the yields of the Company's legacy acquired loans and the slight increase in the cost of total deposits. The implementation of interest rate swaps during the year resulted in $0.8 million in additional interest income during the third quarter and had a five basis point impact on net interest margin. New and acquired non-impaired loans represent $4.3 billion or 79% of our total loan portfolio, up from 76% and 73% at June 30, 2015 and December 31, 2014, respectively. New loans outstanding represent $3.9 billion with an average yield of 3.58%, compared to $1.1 billion of acquired impaired loans outstanding with an average yield of 8.32%.

Non-Interest Income

Non-interest income increased $1.1 million to $11.4 million from $10.4 million for the second quarter of 2015 and increased $1.5 million from $10.0 million for the third quarter of 2014. The sequential increase was mainly driven by a decline in FDIC indemnification asset amortization due to the impairment and write down of loans and OREO covered under commercial loss sharing provisions with the FDIC and higher service charges on deposits accounts, partially offset by lower fees on mortgage loans due to a decline in mortgage loan sales and a decline in investment advisory fees. Going forward, as the commercial loss sharing portion of the agreements expired during the third quarter, the Company expects FDIC loss share amortization to be significantly lower than amounts recorded in prior quarters.

The year over year increase was mainly driven by a decline in FDIC indemnification asset amortization due to impairment and write down of loans and OREO covered under commercial loss sharing agreements.

Provision for Loan and Lease Losses and Credit Quality

The provision of $0.8 million recorded for the third quarter of 2015 included a $0.3 million provision for new and acquired non-impaired loans plus an additional $0.5 million impairment due to changes in cash flow estimates for certain acquired impaired loan pools.  The changes in cash flow estimates mainly resulted from an anticipated foreclosure of a real estate development loan that was covered by the loss sharing agreement with the FDIC. Net charge-offs for the third quarter of 2015 were $2.6 million, up from $1.5 million in the second quarter of 2015. The sequential increase was due to a $1.1 million charge-off of impairment on an acquired impaired loan pool as the remaining contractual cash flows of active loans in the pool fell below its recorded investment. In such cases, the Company charges off related impairment such that the recorded investment does not exceed the contractual cash flows for the remaining active loans in the pool.

- MORE -

CBF Reports Third Quarter Results

October 21, 2015

At September 30, 2015, the allowance for loan and lease losses was $46.3 million, of which $25.7 million related to acquired impaired loans and $20.6 million related to new and acquired non-impaired loans. The allowance for loan and lease losses represents 0.86% of the Company's total $5.4 billion loan portfolio.

At September 30, 2015, non-performing loans were $81.7 million, down 12% from June 30, 2015, and down 53%, from September 30, 2014, mainly as a result of resolutions and upgrades. Non-performing loans have declined 79% from a peak of $382.5 million at December 31, 2011. Non performing loans are comprised of $9.6 million of nonaccrual originated loans and $72.0 million of acquired impaired loans.

Non-Interest Expense

Non-interest expense declined $1.2 million to $48.3 million from $49.5 million for the second quarter of 2015 and declined $3.1 million from $51.4 million for the third quarter of 2014.  The sequential decline was mainly due to the absence of $1.4 million in second quarter charges from net losses on extinguishment of debt assumed through the Company's legacy acquisitions. Contributing to the year over year decline was a reduction in net occupancy expense as a result of cost savings initiatives, a reduction in stock-based compensation expense, and lower contingent value rights ("CVR") expense due to the early redemption of the CVR associated with Southern Community Financial Corporation.

As of September 30, 2015, covered loans and OREO subject to the non-single-family shared-loss agreements expiring during the third quarter, were $89.3 million and $6.9 million, respectively. As a result of the agreements' expiration, FDIC indemnification expense is expected to decline significantly in the fourth quarter of 2015. For the quarter ended September 30, 2015, excluding the impact of the non-single-family FDIC indemnification expense, the Company's efficiency ratio and core efficiency ratio declined to 64.84% and 64.69%, respectively, and ROA and Core ROA increased to 0.92%.

Income Tax Expense

Income tax expense was $8.6 million for the third quarter of 2015, an effective rate of 36%, compared to $7.3 million and 36% for the second quarter of 2015. Income tax expense was $8.1 million and 38% for the third quarter of 2014. The year over year decline in effective rate was mainly due to the favorable impact from higher tax-exempt interest income and lower non-deductible CVR expense in the current year.

Financial Position

Total assets increased by $206.7 million to $7.3 billion as of September 30, 2015, from $7.1 billion as of June 30, 2015.  During the quarter, the Company’s loan portfolio increased by $198.5 million to $5.4 billion, a 15% annualized rate.  Deposits increased by $73.2 million to $5.6 billion, a 5% annualized rate, and FHLB borrowings increased $165.0 million. Tangible book value per share was $19.75 as of September 30, 2015, an increase of $0.06 and $0.75 over June 30, 2015 and September 30, 2014, respectively. During the third quarter, the Company repurchased 2.0 million shares of common stock for $59.6 million at an average price of $29.94. The Company has $42.2 million remaining under the current stock repurchase authorization.

The Company’s national bank subsidiary, Capital Bank N.A., has preliminary Tier 1 Leverage, Tier 1 Common, Tier 1 Risk-Based and Total Risk-Based capital ratios of 11.19%, 12.85%, 12.85% and 13.69%, respectively, as of September 30, 2015, under currently applicable regulations.

The Company declared a cash dividend of $0.10 per share, payable on November 16, 2015, to shareholders of record as of November 2, 2015.

Conference Call

The Company will host a conference call today at 10:00 a.m. Eastern Time.  The number to call for this interactive teleconference is (719) 457-2727, and the confirmation pass code is 256369. Please dial in 10 minutes prior to the beginning of the call. A telephonic replay of the conference call will be available through October 29, 2015, by dialing (719) 457-0820 and entering pass code 256369. The live broadcast of the conference call will be available online at the Company’s web site at www.capitalbank-us.com, by following the link to Investor Relations.  An on-line replay of the call will be available at the same site for 90 days.

- MORE -

CBF Reports Third Quarter Results

October 21, 2015

Forward-Looking Statements

Information in this press release contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this press release may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results, and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements, which should be read in conjunction with the other cautionary statements that are included elsewhere in this press release. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Use of Non-GAAP Financial Measures

Core net income, core efficiency ratio, core return-on-assets (“core ROA”), tangible book value and tangible book value per share are each non-GAAP measures used in this report.  A reconciliation to the most directly comparable GAAP financial measures – net income in the case of core net income and core ROA, total non-interest income and total non-interest expense in the case of core efficiency ratio, and total shareholders’ equity in the case of tangible book value and tangible book value per share – appears in tabular form at the end of this release.  The Company believes core net income, the core efficiency ratio and core ROA are useful for both investors and management to understand the effects of certain non-interest items and provide an alternative view of the Company’s performance over time and in comparison to the Company’s competitors.  These measures should not be viewed as a substitute for net income.  The Company believes that tangible book value and tangible book value per share are useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions.  The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison to its competitors.  These measures should not be viewed as a substitute for total shareholders’ equity.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited.  They should not be considered in isolation or as a substitute for analysis of results reported under GAAP.  These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

About Capital Bank Financial Corp.

Capital Bank Financial Corp. is a national bank holding company, formed in 2009 to create a premier regional banking franchise in the southeastern United States. CBF is the parent of Capital Bank N.A., a national banking association with $7.3 billion in total assets as of September 30, 2015, and 153 full-service banking offices throughout Florida, North and South Carolina, Tennessee and Virginia. To learn more about Capital Bank, N.A., please visit www.capitalbank-us.com.

- MORE -

CBF Reports Third Quarter Results

October 21, 2015

 CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars and shares in thousands, except per share data)
(Unaudited)

	Three Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
Interest and dividend income	$68,718	$67,311	$66,046	$67,750	$67,643
Interest expense	7,081	6,626	6,317	6,399	6,218
Net Interest Income	61,637	60,685	59,729	61,351	61,425
Provision (reversal) for loan and lease losses	799	1,299	(841)	(637)	(1,332)
Net interest income after provision (reversal) for loan and lease losses	60,838	59,386	60,570	61,988	62,757
Non-Interest Income
Service charges on deposit accounts	5,472	5,189	4,705	5,390	5,565
Debit card income	3,113	3,176	2,964	3,013	3,017
Fees on mortgage loans originated and sold	990	1,278	1,147	1,053	1,195
Investment advisory and trust fees	860	1,125	1,006	1,170	1,183
FDIC indemnification asset expense	(1,418)	(2,499)	(2,439)	(3,421)	(3,881)
Investment securities gains (losses), net	(43)	231	90	513	317
Other-than-temporary impairment loss on investments:
Gross impairment loss	—	(288)	—	—	—
Less: Impairment recognized in other comprehensive income	—	—	—	—	—
Net impairment loss recognized in earnings	—	(288)	—	—	—
Other income	2,444	2,151	2,447	2,876	2,561
Total non-interest income	11,418	10,363	9,920	10,594	9,957
Non-Interest Expense
Salaries and employee benefits	22,620	21,881	23,881	23,871	22,590
Stock-based compensation expense	309	108	284	451	443
Net occupancy and equipment expense	7,621	7,754	8,129	8,020	8,475
Computer services	3,471	3,343	3,397	3,413	3,332
Software expense	2,198	2,082	2,142	2,074	1,932
Telecommunication expense	1,515	1,367	1,380	1,347	1,406
OREO valuation expense	2,075	1,710	1,390	1,554	2,752
Net losses (gains) on sales of OREO	(351)	(957)	(7)	(419)	(223)
Foreclosed asset related expense	872	600	674	619	845
Loan workout expense	194	795	623	1,352	911
Professional fees	1,958	1,723	1,734	2,116	1,532
Losses on extinguishment of debt	—	1,438	—	—	—
Restructuring charges, net	23	178	2,341	—	—
Contingent value right expense	—	4	116	334	278
Regulatory assessments	1,423	1,831	1,695	1,705	1,637
Other expense	4,418	5,645	4,868	4,495	5,508
Total non-interest expense	48,346	49,502	52,647	50,932	51,418
Income before income taxes	23,910	20,247	17,843	21,650	21,296
Income tax expense	8,589	7,257	6,454	7,814	8,053
Net income	$15,321	$12,990	$11,389	$13,836	$13,243

Earnings per share:
Basic	$0.34	$0.28	$0.25	$0.29	$0.28
Diluted	$0.33	$0.28	$0.24	$0.29	$0.27

Weighted average shares outstanding:
Basic	45,359	45,913	46,294	46,964	47,912
Diluted	46,534	47,220	47,632	48,243	49,069

- MORE -

CBF Reports Third Quarter Results

October 21, 2015

CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED BALANCE SHEETS
(Dollars and shares in thousands)
(Unaudited)

	Sep 30, 2015	Jun 30, 2015	Dec 31, 2014
Assets
Cash and due from banks	$80,642	$93,637	$106,193
Interest-bearing deposits in other banks	53,947	107,649	81,942
Total cash and cash equivalents	134,589	201,286	188,135
Trading securities	2,893	2,898	2,410
Investment securities available-for-sale at fair value (amortized cost $640,447,
$600,053 and $554,488, respectively)	647,423	600,138	555,893
Investment securities held-to-maturity at amortized cost (fair value $475,428,
$431,764 and $443,379, respectively)	467,544	426,427	436,962
Loans held for sale	8,515	7,127	5,516
Loans, net of deferred loan costs and fees	5,396,429	5,199,287	4,994,703
Less: Allowance for loan and lease losses	46,278	48,063	50,211
Loans, net	5,350,151	5,151,224	4,944,492
Other real estate owned	54,691	63,737	77,626
FDIC indemnification asset	9,789	11,764	16,762
Receivable from FDIC	1,052	2,652	3,661
Premises and equipment, net	161,342	163,070	173,176
Goodwill	134,522	134,522	134,522
Intangible assets, net	16,045	16,995	18,897
Deferred income tax asset, net	104,950	117,151	129,624
Other assets	167,690	155,510	143,734
Total Assets	$7,261,196	$7,054,501	$6,831,410
Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Non-interest bearing demand	$1,099,252	$1,132,085	$1,054,128
Interest bearing demand	1,251,365	1,367,123	1,383,990
Money market	1,005,406	991,520	898,254
Savings	436,385	479,885	500,028
Time deposits	1,773,170	1,521,810	1,418,700
Total deposits	5,565,578	5,492,423	5,255,100
Federal Home Loan Bank advances	520,947	355,995	296,091
Short-term borrowings	16,708	18,466	23,407
Long-term borrowings	85,230	84,688	139,681
Accrued expenses and other liabilities	50,091	43,583	53,557
Total liabilities	$6,238,554	$5,995,155	$5,767,836
Shareholders’ equity
Preferred stock $0.01 par value: 50,000 shares authorized, 0 shares issued	—	—	—
Common stock-Class A $0.01 par value: 200,000 shares authorized, 37,178
issued and 27,912 outstanding, 37,160 issued 29,886 outstanding and 36,936 issued and 30,150 outstanding, respectively.	372	372	370
Common stock-Class B $0.01 par value: 200,000 shares authorized, 18,327
issued and 16,554 outstanding, 18,327 issued and 16,554 outstanding and 18,743 issued and 17,443 outstanding, respectively.	183	183	187
Additional paid in capital	1,079,229	1,078,740	1,081,628
Retained earnings	198,103	182,782	158,403
Accumulated other comprehensive (loss) income	2,578	(4,545)	(3,824)
Treasury stock, at cost, 11,039, 9,047 and 8,086 shares, respectively	(257,823)	(198,186)	(173,190)
Total shareholders’ equity	1,022,642	1,059,346	1,063,574
Total Liabilities and Shareholders’ Equity	$7,261,196	$7,054,501	$6,831,410

- MORE -

CBF Reports Third Quarter Results

October 21, 2015

CAPITAL BANK FINANCIAL CORP.
KEY METRICS
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
Performance Ratios
Interest rate spread	3.68%	3.79%	3.83%	3.92%	4.01%
Net interest margin	3.82%	3.94%	3.96%	4.05%	4.14%
Return on average assets	0.86%	0.75%	0.66%	0.82%	0.80%
Return on average shareholders' equity	5.85%	4.90%	4.29%	5.21%	4.95%
Efficiency ratio	66.18%	69.67%	75.59%	70.79%	72.03%
Average interest-earning assets to average interest-bearing liabilities	132.10%	133.39%	131.94%	131.89%	131.43%
Average loans receivable to average deposits	96.01%	94.12%	95.47%	93.94%	92.32%
Yield on interest-earning assets	4.26%	4.36%	4.38%	4.47%	4.56%
Cost of interest-bearing liabilities	0.58%	0.57%	0.55%	0.55%	0.55%
Asset and Credit Quality Ratios-Total Loans
Non-accrual loans	$9,647	$9,807	$11,482	$9,484	$10,590
Nonperforming acquired loans	$72,023	$83,515	$115,865	$121,137	$161,670
Nonperforming loans to loans receivable	1.51%	1.79%	2.51%	2.61%	3.57%
Nonperforming assets to total assets	1.88%	2.23%	2.85%	3.05%	3.93%
Covered loans to total gross loans	1.45%	3.39%	3.71%	3.95%	4.58%
ALLL to nonperforming assets	33.88%	30.56%	24.22%	24.09%	19.92%
ALLL to total gross loans	0.86%	0.92%	0.95%	1.00%	1.08%
Annualized net charge-offs/average loans	0.20%	0.12%	0.09%	0.12%	0.14%
Asset and Credit Quality Ratios-New Loans
Nonperforming new loans to total new loans receivable	0.17%	0.19%	0.22%	0.16%	0.22%
New loans ALLL to total gross new loans	0.51%	0.59%	0.61%	0.63%	0.72%
Asset and Credit Quality Ratios-Acquired Loans
Nonperforming acquired loans to total acquired loans receivable	5.21%	5.58%	7.30%	7.28%	9.11%
Covered acquired loans to total gross acquired loans	5.45%	11.38%	11.47%	11.47%	11.84%
Acquired loans ALLL to total gross acquired loans	1.80%	1.71%	1.67%	1.71%	1.67%
Capital Ratios (Company)
Total average shareholders' equity to total average assets	14.79%	15.41%	15.48%	15.72%	16.14%
Tangible common equity ratio (1)	12.26%	13.15%	13.22%	13.63%	13.93%
Tier 1 leverage capital ratio (2)	13.60%	14.66%	14.42%	14.28%	14.40%
Tier 1 common capital ratio (2)	14.44%	16.07%	16.42%	N/A	N/A
Tier 1 risk-based capital ratio (2)	15.60%	17.33%	17.70%	18.00%	18.40%
Total risk-based capital ratio (2)	16.38%	18.18%	18.66%	19.05%	19.52%
Capital Ratios (Bank)
Tangible common equity ratio (1)	11.36%	11.35%	11.32%	14.29%	14.31%
Tier 1 leverage capital ratio (2)	11.19%	11.15%	10.89%	13.52%	13.37%
Tier 1 common capital ratio (2)	12.85%	13.18%	13.34%	N/A	N/A
Tier 1 risk-based capital ratio (2)	12.85%	13.18%	13.34%	17.04%	17.08%
Total risk-based capital ratio (2)	13.69%	14.10%	14.30%	18.09%	18.20%

(1) See "Reconciliation of Non-GAAP Measures"
(2) September 30, 2015 regulatory capital ratios are preliminary. The Company became subject to Basel III capital rules on January 1, 2015.

- MORE -

CBF Reports Third Quarter Results

October 21, 2015

CAPITAL BANK FINANCIAL CORP.
LOANS AND DEPOSITS
(Dollars in thousands)
(Unaudited)

	Sep 30, 2015	Jun 30, 2015	Mar 30, 2015	Dec 31, 2014	Sep 30, 2014
Loans
Non-owner occupied commercial real estate	$847,225	$834,351	$823,763	$798,556	$797,197
Other commercial construction and land	192,283	182,283	180,166	200,755	243,563
Multifamily commercial real estate	82,762	76,754	88,980	89,132	71,119
1-4 family residential construction and land	87,193	78,572	66,547	68,658	76,442
Total commercial real estate	1,209,463	1,171,960	1,159,456	1,157,101	1,188,321
Owner occupied commercial real estate	1,065,875	1,030,111	1,038,493	1,046,736	1,026,853
Commercial and industrial	1,219,101	1,181,451	1,125,708	1,073,791	959,641
Lease financing	1,488	1,661	1,834	2,005	2,175
Total commercial	2,286,464	2,213,223	2,166,035	2,122,532	1,988,669
1-4 family residential	985,982	959,224	928,832	925,698	913,219
Home equity loans	373,993	375,271	379,946	378,475	373,604
Other consumer loans	401,324	341,590	296,753	272,453	242,451
Total consumer	1,761,299	1,676,085	1,605,531	1,576,626	1,529,274
Other	147,718	145,146	146,987	143,960	117,507
Total loans	$5,404,944	$5,206,414	$5,078,009	$5,000,219	$4,823,771

Deposits
Non-interest bearing demand	$1,099,252	$1,132,085	$1,114,423	$1,054,128	$1,006,556
Interest bearing demand	1,251,365	1,367,123	1,405,390	1,383,990	1,309,839
Money market	1,005,406	991,520	924,228	898,254	914,226
Savings	436,385	479,885	491,394	500,028	514,729
Total core deposits	3,792,408	3,970,613	3,935,435	3,836,400	3,745,350
Time deposits	1,773,170	1,521,810	1,428,121	1,418,700	1,430,106
Total deposits	$5,565,578	$5,492,423	$5,363,556	$5,255,100	$5,175,456

- MORE -

CBF Reports Third Quarter Results

October 21, 2015

CAPITAL BANK FINANCIAL CORP.
LEGACY CREDIT EXPENSES
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
Provision (reversal) on legacy loans	$492	$(523)	$(1,926)	$(1,411)	$(4,205)
FDIC indemnification asset expense	1,418	2,499	2,439	3,421	3,881
OREO valuation expense	2,075	1,710	1,390	1,554	2,752
Net losses (gains) on sales of OREO	(351)	(957)	(7)	(419)	(223)
Foreclosed asset related expense	872	600	674	619	845
Loan workout expense	194	795	623	1,352	911
Salaries and employee benefits	797	796	832	993	1,054
Total legacy credit expenses	$5,497	$4,920	$4,025	$6,109	$5,015

- MORE -

CBF Reports Third Quarter Results

October 21, 2015

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended September 30, 2015			Three Months Ended June 30, 2015
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$5,261,793	$62,461	4.71%	$5,079,878	$61,717	4.87%
Investment securities (1)	1,088,818	5,885	2.14%	1,038,269	5,296	2.05%
Interest bearing deposits in other banks	36,596	19	0.21%	55,553	36	0.26%
Other earning assets (2)	54,960	760	5.49%	47,694	646	5.43%
Total interest earning assets	6,442,167	$69,125	4.26%	6,221,394	$67,695	4.36%
Non-interest earning assets	645,715			664,119
Total assets	$7,087,882			$6,885,513
Interest bearing liabilities
Time deposits	$1,642,745	$3,957	0.96%	$1,464,552	$3,402	0.93%
Money market	977,273	658	0.27%	943,160	600	0.26%
Interest bearing demand	1,291,439	540	0.17%	1,381,609	578	0.17%
Savings	452,058	241	0.21%	484,622	259	0.21%
Total interest bearing deposits	4,363,515	5,396	0.49%	4,273,943	4,839	0.45%
Short-term borrowings and FHLB advances	428,249	272	0.25%	261,030	143	0.22%
Long-term borrowings	84,922	1,413	6.60%	129,029	1,645	5.11%
Total interest bearing liabilities	4,876,686	7,081	0.58%	4,664,002	6,627	0.57%
Non-interest bearing demand	1,116,757			1,123,466
Other liabilities	46,117			36,966
Shareholders’ equity	1,048,322			1,061,079
Total liabilities and shareholders’ equity	$7,087,882			$6,885,513
Net interest income and spread		$62,044	3.68%		$61,068	3.79%
Net interest margin			3.82%			3.94%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

- MORE -

CBF Reports Third Quarter Results

October 21, 2015

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended September 30, 2015			Three Months Ended September 30, 2014
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$5,261,793	$62,461	4.71%	$4,762,260	$62,095	5.17%
Investment securities (1)	1,088,818	5,885	2.14%	1,064,710	5,160	1.92%
Interest bearing deposits in other banks	36,596	19	0.21%	38,857	19	0.19%
Other earning assets (2)	54,960	760	5.49%	45,774	604	5.24%
Total interest earning assets	6,442,167	$69,125	4.26%	5,911,601	$67,878	4.56%
Non-interest earning assets	645,715			725,578
Total assets	$7,087,882			$6,637,179
Interest bearing liabilities
Time deposits	$1,642,745	$3,957	0.96%	$1,372,696	$2,983	0.86%
Money market	977,273	658	0.27%	935,223	552	0.23%
Interest bearing demand	1,291,439	540	0.17%	1,313,693	537	0.16%
Savings	452,058	241	0.21%	525,854	289	0.22%
Total interest bearing deposits	4,363,515	$5,396	0.49%	4,147,466	$4,361	0.42%
Short-term borrowings and FHLB advances	428,249	272	0.25%	214,122	125	0.23%
Long-term borrowings	84,922	1,413	6.60%	136,353	1,732	5.04%
Total interest bearing liabilities	4,876,686	7,081	0.58%	4,497,941	6,218	0.55%
Non-interest bearing demand	1,116,757			1,010,817
Other liabilities	46,117			57,430
Shareholders’ equity	1,048,322			1,070,991
Total liabilities and shareholders’ equity	$7,087,882			$6,637,179
Net interest income and spread		$62,044	3.68%		$61,660	4.01%
Net interest margin			3.82%			4.14%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

- MORE -

CBF Reports Third Quarter Results

October 21, 2015

CAPITAL BANK FINANCIAL CORP.
YEAR TO DATE AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Nine Months Ended September 30, 2015			Nine Months Ended September 30, 2014
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$5,129,607	$184,889	4.82%	$4,633,424	$187,325	5.41%
Investment securities (1)	1,047,451	16,324	2.08%	1,088,570	14,608	1.79%
Interest bearing deposits in other banks	50,187	88	0.23%	49,487	81	0.22%
Other earning assets (2)	51,167	2,093	5.47%	43,091	1,763	5.47%
Total interest earning assets	6,278,412	$203,394	4.33%	5,814,572	$203,777	4.69%
Non-interest earning assets	665,016			758,525
Total assets	$6,943,428			$6,573,097
Interest bearing liabilities
Time deposits	$1,506,488	$10,357	0.92%	$1,381,485	$8,834	0.85%
Money market	945,170	1,811	0.26%	938,560	1,602	0.23%
Interest bearing demand	1,356,300	1,710	0.17%	1,319,416	1,631	0.17%
Savings	477,698	765	0.21%	530,005	857	0.22%
Total interest bearing deposits	4,285,656	$14,643	0.46%	4,169,466	$12,924	0.41%
Short-term borrowings and FHLB advances	336,791	597	0.24%	139,063	246	0.24%
Long-term borrowings	116,922	4,784	5.47%	135,837	5,154	5.07%
Total interest bearing liabilities	4,739,369	20,024	0.56%	4,444,366	18,324	0.55%
Non-interest bearing demand	1,102,393			985,445
Other liabilities	44,891			53,082
Shareholders’ equity	1,056,775			1,090,204
Total liabilities and shareholders’ equity	$6,943,428			$6,573,097
Net interest income and spread		$183,370	3.77%		$185,453	4.14%
Net interest margin			3.90%			4.26%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Reserve Bank, Federal Home Loan Bank and Bankers Bank stocks

- MORE -

CBF Reports Third Quarter Results

October 21, 2015

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES
(Dollars in thousands)
(Unaudited)

CORE NET INCOME	Three Months Ended
	Sep 30, 2015		Jun 30, 2015		Dec 31, 2014
Net Income	$15,321	$15,321	$12,990	$12,990	$13,836	$13,836
	Pre-Tax	After-Tax	Pre-Tax	After-Tax	Pre-Tax	After-Tax
Adjustments
Non-interest income
Security losses (gains)*	43	26	57	35	(513)	(313)
Non-interest expense
Stock-based compensation expense*	—	—	—	—	239	146
Contingent value right expense	—	—	4	2	334	334
Severance expense*	63	39	14	9	—	—
Loss on extinguishment of debt*	—	—	1,438	887	—	—
Restructuring charges*	23	14	178	110	—	—
Tax effect of adjustments*	(50)	N/A	(648)	N/A	107	N/A
Core Net Income	$15,400	$15,400	$14,033	$14,033	$14,003	$14,003

Less: FDIC indemnification asset expense (non-single family) *	$964		$1,397
Average Assets	$7,087,882		$6,885,513		$6,749,124

ROA**	0.86%		0.75%		0.82%
Core ROA***	0.87%		0.82%		0.83%

ROA** (excluding FDIC indemnification asset expense)	0.92%		0.84%
Core ROA*** (excluding FDIC indemnification asset expense)	0.92%		0.90%

* Tax effected at an income tax rate of 36%
** ROA: Annualized net income / Average assets
*** Core ROA: Annualized core net income / Average assets

- MORE -

CBF Reports Third Quarter Results

October 21, 2015

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars in thousands)
(Unaudited)

CORE EFFICIENCY RATIO	Three Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
Net interest income	$61,637	$60,685	$59,729	$61,351	$61,425

Reported non-interest income	$11,418	$10,363	$9,920	$10,594	$9,957
Less: Securities gains (losses)	(43)	(57)	90	513	317
Core non-interest income	$11,461	$10,420	$9,830	$10,081	$9,640

Reported non-interest expense	$48,346	$49,502	$52,647	$50,932	$51,418
Less: Stock-based compensation expense	—	—	95	239	242
Contingent value right expense	—	4	116	334	278
Severance expense	63	14	111	—	—
Loss on extinguishment of debt	—	1,438	—	—	—
Restructuring charges	23	178	2,341	—	—
Core non-interest expense	$48,260	$47,868	$49,984	$50,359	$50,898

Less: FDIC indemnification asset expense (non-single family)	$1,506	$2,253

Efficiency ratio*	66.18%	69.67%	75.59%	70.79%	72.03%
Core efficiency ratio**	66.02%	67.32%	71.86%	70.50%	71.62%

Efficiency ratio* (excluding FDIC indemnification expense)	64.84%	67.53%
Core efficiency ratio** (excluding FDIC indemnification asset expense)	64.69%	65.25%

* Efficiency Ratio: Non-interest expense / (Non-interest income + Net interest income)
** Core Efficiency Ratio: Core non-interest expense / (Core non-interest income + Net interest income)

- MORE -

CBF Reports Third Quarter Results

October 21, 2015

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars and shares in thousands, except per share data)
(Unaudited)

TANGIBLE BOOK VALUE	Three Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
Total shareholders' equity	$1,022,642	$1,059,346	$1,054,349	$1,063,574	$1,064,939
Less: goodwill and intangible assets, net of taxes	(144,447)	(145,035)	(145,622)	(146,168)	(146,671)
Tangible book value*	$878,195	$914,311	$908,727	$917,406	$918,268
Common shares outstanding	44,466	46,440	46,632	47,593	48,331
Tangible book value per share	$19.75	$19.69	$19.49	$19.28	$19.00

* Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

TANGIBLE COMMON EQUITY RATIO	Three Months Ended
	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
Total shareholders' equity	$1,022,642	$1,059,346	$1,054,349	$1,063,574	$1,064,939
Less: goodwill and intangible assets	(150,567)	(151,517)	(152,465)	(153,419)	(154,387)
Tangible common equity	$872,075	$907,829	$901,884	$910,155	$910,552
Total assets	$7,261,196	$7,054,501	$6,976,736	$6,831,410	$6,690,299
Less: goodwill and intangible assets	(150,567)	(151,517)	(152,465)	(153,419)	(154,387)
Tangible assets	$7,110,629	$6,902,984	$6,824,271	$6,677,991	$6,535,912
Tangible common equity ratio	12.26%	13.15%	13.22%	13.63%	13.93%

- END -